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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated January 24, 2001, included in this Form 10-K, into Boston Gas Company's previously filed Registration Statement Form S-3, File No. 33-60199.



                                                             ARTHUR ANDERSEN LLP

New York, New York
April 2, 2001